SECURITIES AND EXCHANGE COMMISSION

                         WASHINGTON, D.C.  20549


                                FORM 8-K

                             CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF
                  THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of Earliest Event Reported):     November 24, 2003
                                                 -------------------------



                              HASBRO, INC.
                          --------------------
         (Exact name of registrant as specified in its charter)



 RHODE ISLAND                    1-6682                    05-0155090
--------------                ------------             -------------------
  (State of                   (Commission                 (IRS Employer
Incorporation)                File Number)             Identification No.)



1027 NEWPORT AVE., PAWTUCKET, RHODE ISLAND                   02862
------------------------------------------             -------------------
 (Address of Principal Executive Offices)                  (Zip Code)



                             (401) 431-8697
                     -------------------------------
           (Registrant's telephone number, including area code)




Item 5.    Other Events and Regulation FD Disclosure.

           As announced in a press release dated November 24, 2003, which is attached hereto as Exhibit 99, and pursuant to an Offer to Purchase dated November 24, 2003, Hasbro, Inc., a Rhode Island corporation (the "Company"), has commenced a tender offer for all outstanding 8 1/2% Notes due March 15, 2006 (the "Notes") issued by the Company.

..

Item 7.    Financial Statements and Exhibits.

           (c) Exhibits

           99  Press Release, dated November 24, 2003, of Hasbro, Inc.




                                SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             HASBRO, INC.
                                             ------------
                                             (Registrant)


Date: November 24, 2003                  By:  /s/ David D.R. Hargreaves
                                              --------------------------
                                              David D. R. Hargreaves

                                              Senior Vice President and
                                              Chief Financial Officer
                                              (Duly Authorized Officer and
                                              Principal Financial Officer)




                                  HASBRO, INC.
                           Current Report on Form 8-K
                             Dated November 24, 2003


                                 Exhibit Index

Exhibit
  No.                              Exhibits
-------                            --------

99           Press Release, dated November 24, 2003, of Hasbro, Inc.